Convertible Loan Receivable	12 Months Ended
Dec. 31, 2025
Convertible Loan Receivable [Abstract]
CONVERTIBLE LOAN RECEIVABLE

NOTE 8 — CONVERTIBLE LOAN RECEIVABLE

On August 8, 2025, Fort Technology entered into a convertible loan agreement with EEH Ventures Ltd. (“EEH”), a privately held company organized under the laws of the United Kingdom. Under the agreement, the Company funded a loan (the “Primary Loan”) in the principal amount of £2 million (approximately $2,718). The Primary Loan is denominated in GBP, bears a yearly interest rate of 7.5%, and is due at maturity three years from the drawdown date, August 12, 2025, unless earlier converted.

Under the terms of the agreement, Fort Technology has the right to convert the outstanding principal and accrued interest of the Primary Loan into ordinary shares of EEH representing 19.9% of EEH’s fully diluted share capital.

In addition, EEH has an option, exercisable one year after the signing of the convertible loan agreement, to draw an additional loan of up to £1 million (the “Additional Loan”) on similar terms. If drawn and subsequently converted, the combined conversion of the Primary Loan and the Additional Loan would entitle the Company to receive shares representing up to 25% of EEH’s fully diluted share capital.

As of December 31, 2025, only the Primary Loan had been drawn but no amounts had been converted.

At initial recognition, the Company allocated the transaction price between the funded Primary Loan and the undrawn Additional Loan based on their respective relative fair values. The carrying amount allocated to the Primary Loan and the fair value of the Additional Loan were £2,192 thousand (approximately $2,977 thousand) and £192 thousand (approximately $260 thousand), respectively.

The Primary Loan is accounted for as a loan receivable under ASC 310 - “Receivables” and is subsequently measured at amortized cost using the effective interest method. The difference between the initial carrying amount allocated to the Primary Loan and the contractual amount receivable at maturity, including stated interest, is accreted to interest income over the contractual term using the effective interest rate determined at initial recognition. The Company also evaluates the Primary Loan for expected credit losses in accordance with ASC 326, “Financial Instruments - Credit Losses.”

The undrawn Additional Loan represents a contractual commitment to provide credit on terms that include an equity conversion feature and that are considered, in aggregate, to be potentially favorable to the borrower. The Company accounts for this undrawn Additional Loan as a loan commitment liability, recorded in other payables, measured at FVTPL, with changes in fair value recognized in finance expense (income), net.

The fair value of the Additional Loan is determined using a Black-Scholes pricing model. As such, the Additional Loan is classified within Level 3 of the fair value hierarchy. A summary of significant unobservable inputs (Level 3 inputs) used in measuring the fair value of the loan commitment liability issued are as follows:

Loan commitment liability
Conversion ratio of EEH’s fully diluted share capital	5.1%
Underlying asset value (GBP in thousands)	12,012
Expected term (years)	2
Exercise price (GBP in thousands)	1,156
Expected volatility	27.52%
Risk-free interest rate	3.92%
Expected dividend yield	-

As of December 31, 2025, there was no change to the Additional Loan’s fair value in GBP since initial recognition. The change in the U.S. dollar carrying amounts between these dates arose from changes in GBP/USD exchange rate over the period. The net foreign exchange difference on the Primary Loan and the Additional Loan in the amount of $31 was recognized within financial expenses, net.

On January 13, 2026, Fort Technology entered into an amendment to the convertible loan agreement with EEH. The amendment eliminated the undrawn Additional Loan and modified the conversion feature of the Primary Loan such that, upon conversion, EEH is required to transfer to the Company 4,774 ordinary shares of Wigan Topco Limited (“Wigan”), representing all of the shares in Wigan beneficially owned by EEH (constituting 35.8% of Wigan’s issued share capital as of the amendment date), in full satisfaction of the outstanding principal and accrued interest.